UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 25, 2005

TABATHA I, INC.
(Exact name of registrant as specified in its charter)

COLORADO
(State or other jurisdiction of incorporation)

0-31743                                       84-1536517
(Commission File Number)       (I.R.S. Employer Identification No.)

1117 Herkimer Street, Houston, Texas 77008
(Address of principal executive offices, including zip code)

(713) 802-2944
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR END

On May 25, 2005, the Board of Directors of Tabatha I, Inc. (“Tabatha” or the “Company”) approved a change of the Company’s fiscal year end from June 30 to March 31. The Company’s Articles of Incorporation grant the Board of Directors the authority to designate the Company’s fiscal year end and as such the Company will not be amending its Articles of Incorporation and has not included any exhibits in this Form 8-K. The Company filed on Form 10-KSB its annual report for the fiscal year ended March 31, 2005 on June 29, 2005, with the Securities and Exchange Commission.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

        (c) EXHIBITS

    None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tabatha I, Inc.

By: /s/ J. Leonard Ivins________
J. Leonard Ivins
Chief Executive Officer

Dated: July 13, 2005